UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

LISATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33650	22-2343568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 173 Liberty Corner, NJ 07938
(Address of principal executive offices, including zip code)

(908) 842-0100
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LSTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2026, Lisata Therapeutics, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved (i) the Company’s 2026 Equity Incentive Plan (the “2026 Plan”) and (ii) the Company’s 2026 Employee Stock Purchase Plan (the “2026 ESPP”).

The 2026 Plan has an initial share reserve equal to 44,764,472 shares of the Company’s common stock, par value $0.001 per share (“common stock”). In addition, the 2026 Plan provides that the number of shares reserved and available for issuance under the 2026 Plan will automatically increase each January 1, beginning on January 1, 2027, by 5% of the number of outstanding shares on the immediately preceding December 31, or such lesser amount as determined by the plan administrator. “Outstanding shares” means, as of a specified date, the sum of (a) the number of shares of the Company’s common stock issued and outstanding, (b) the number of shares of common stock issuable upon the exercise of any outstanding pre-funded warrants to acquire shares of common stock for a nominal exercise price and (c) the number of shares of common stock underlying the Company’s outstanding preferred stock (determined on an as-converted basis without regard to any limitations on such conversion). This limit is subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, extraordinary cash dividend, reverse stock split or other similar change in the Company’s capitalization.

The 2026 ESPP has an initial share reserve equal to 3,730,372 shares of common stock (the “Initial Reserve”). In addition, the number of shares of common stock reserved for issuance under the 2026 ESPP will automatically increase each January 1, beginning on January 1, 2027 and ending on January 1, 2036, by the lesser of a number of shares equal to the Initial Reserve, 1% of the outstanding number of shares on the immediately preceding December 31, or such lesser amount as determined by the plan administrator. If the Company’s capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the 2026 ESPP and any other share limitations under the 2026 ESPP will be equitably or proportionately adjusted to give proper effect to such event.

The board of directors of the Company (the “Board”) previously approved the 2026 Plan and 2026 ESPP on October 7, 2026, in each case, subject to stockholder approval.

A summary of the principal features of the 2026 Plan and 2026 ESPP are set forth under the headings “Proposal No. 5 -Approval of the 2026 Equity Incentive Plan” and “Proposal No. 6 - Approval of the 2026 ESPP” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 19, 2026 (the “Proxy Statement”). The summaries are qualified in their entirety by reference to the 2026 Plan, forms of option grant notices and option agreements and forms of restricted stock unit grant notice and unit award agreement thereunder, and the 2026 ESPP, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on seven of the eight proposals described in the Proxy Statement, consisting of Proposal Nos. 1, 2, 4, 5, 6, 7 and 8, each of which is described in more detail in the Proxy Statement. As described below and in Item 8.01 of this Current Report on Form 8-K, the Annual Meeting was adjourned solely with respect to Proposal No. 3 (the “Conversion Proposal”), and no vote was taken on the Conversion Proposal at the Annual Meeting. Of the 10,804,066 shares of common stock outstanding as of the record date, 8,172,668 shares, or 75.64%, were present or represented by proxy at the Annual Meeting. Set forth below are the final results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of the Board’s nominees, Cynthia L. Flowers and Dr. Ted W. Love, M.D. as Class I directors to hold office until the 2029 Annual Meeting of Stockholders. The votes were cast as follows:

Name	Votes For	Votes Withheld
Cynthia L. Flowers	3,975,388	693,536
Dr. Ted W. Love, M.D.	4,451,271	217,653

Broker Non-Votes: 3,503,744

All nominees were elected.

Proposal No. 2: Ratification of selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. The votes were cast as follows:

Votes For	Votes Against	Abstained
7,851,870	46,342	274,456

There were no broker non-votes. Proposal No. 2 was approved.

Proposal No. 3: Approval of issuance of shares of common stock upon conversion of the Company’s Series C Non-Voting Convertible Preferred Stock, which will (a) represent more than 20% of the shares of common stock outstanding and (b) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively. The Annual Meeting was adjourned solely with respect to the Conversion Proposal, and no vote was taken on the Conversion Proposal at the Annual Meeting. The Annual Meeting will be reconvened solely with respect to the Conversion Proposal on November 30, 2026, as described in Item 8.01 below. The Company will report the voting results on the Conversion Proposal in a Current Report on Form 8-K following the reconvened meeting.

Proposal No. 4: Approval of an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the common stock at a ratio to be determined by the Board within the range between 1-for-5 to 1-for-15 without reducing the authorized number of shares of common stock, and without further approval or authorization by the Company’s stockholders. The votes were cast as follows:

Votes For	Votes Against	Abstained
7,524,706	443,844	204,118

There were no broker non-votes. Proposal No. 4 was approved.

Proposal No. 5: Approval of the 2026 Equity Incentive Plan. The votes were cast as follows:

Votes For	Votes Against	Abstained
2,924,154	1,552,345	192,425

Broker Non-Votes: 3,503,744

Proposal No. 5 was approved.

Proposal No. 6: Approval of the 2026 ESPP. The votes were cast as follows:

Votes For	Votes Against	Abstained
3,374,775	1,119,638	174,511

Broker Non-Votes: 3,503,744

Proposal No. 6 was approved.

Proposal No. 7: Approval of, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers as disclosed in this proxy statement. The votes were cast as follows:

Votes For	Votes Against	Abstained
3,426,250	975,321	267,353

Broker Non-Votes: 3,503,744

Proposal No. 7 was approved.

Proposal No. 8: Approval of the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 3, 4, 5 and/or 6 if there are not sufficient votes to approve any of Proposals Nos. 3, 4, 5 and/or 6 or if the Nasdaq Listing Application has not yet been approved. The votes were cast as follows:

Votes For	Votes Against	Abstained
7,686,057	295,681	190,930

There were no broker non-votes. Proposal No. 8 was approved.

Item 8.01	Other Events.

As described in Item 5.07 of this Current Report on Form 8-K, on November 9, 2026, the Annual Meeting was adjourned solely with respect to the Conversion Proposal in order to allow additional time for the solicitation of proxies and for the approval of the Company’s Nasdaq initial listing application. The Annual Meeting will be reconvened solely with respect to the Conversion Proposal on November 30, 2026 at 11:00 a.m, Eastern Time (the “Reconvened Meeting”). The Reconvened Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/LSTA2026. No other proposals will be considered at the Reconvened Meeting.

The record date for the Reconvened Meeting remains the close of business on October 9, 2026, and only stockholders of record as of that date are entitled to vote at the Reconvened Meeting. Proxies previously submitted with respect to the Conversion Proposal will be voted at the Reconvened Meeting unless properly revoked, and stockholders who have already voted on the Conversion Proposal do not need to take any further action. Stockholders who have not yet voted on the Conversion Proposal, or who wish to change their vote, may do so prior to the Reconvened Meeting by following the instructions set forth in the Proxy Statement. The Board continues to recommend that stockholders vote “FOR” the Conversion Proposal.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1
Lisata Therapeutics, Inc. 2026 Equity Incentive Plan and Forms of Stock Option Grant Notice, Stock Option Agreement, Restricted Stock Unit Grant Notice and Restricted Stock Unit Grant Agreement thereunder

10.2	Lisata Therapeutics, Inc. 2026 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lisata Therapeutics, Inc.

Date: November 9, 2026	By:	/s/ David J. Mazzo, Ph.D.
David J. Mazzo, Ph.D.
Chief Executive Officer